REAVES UTILITY INCOME FUND	1290 Broadway
(NYSE MKT: UTG)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	800-644-5571

FOR IMMEDIATE RELEASE

November 30, 2012

REAVES UTILITY INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On November 30, 2012, the Reaves Utility Income Fund (NYSE MKT: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.13125 per share to shareholders of record at the close of business on November 19, 2012.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.06894	52.53%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.06231	47.47%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.13125	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.06894	52.53%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.06231	47.47%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.13125	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2011 through 10/31/2012)
Annualized Distribution Rate as a Percentage of NAV^	0.51%
Cumulative Distribution Rate on NAV^	0.51%
Cumulative Total Return on NAV*	8.32%

Average Annual Total Return on NAV for the 5 Year Period Ending 10/31/2012**	-3.07%

^ Based on the Fund’s NAV as of October 31, 2012.

*Cumulative fiscal year-to-date return is based on the change in NAV (effect of dividends reinvested not included) for the period November 1, 2011, through October 31, 2012.

**The 5 year average annual total return is based on change in NAV only (no dividends reinvested) and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

REA000242 exp11/30/13

REAVES UTILITY INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On December 31, 2012, the Reaves Utility Income Fund (NYSE MKT: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.13125 per share to shareholders of record at the close of business on December 18, 2012.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.11342	86.41%
Net Realized Short-Term Capital Gain	0.01783	13.59%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.13125	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.18236	69.47%
Net Realized Short-Term Capital Gain	0.01783	6.79%
Net Realized Long-Term Capital Gain	0.06231	23.74%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.26250	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2012 through 11/30/2012)
Annualized Distribution Rate as a Percentage of NAV^	6.52%

Cumulative Distribution Rate on NAV^	0.54%
Cumulative Total Return on NAV*	-4.48%

Average Annual Total Return on NAV for the 5 Year Period Ending 11/30/2012**	-3.29%

^ Based on the Fund’s NAV as of November 30, 2012.

*Cumulative fiscal year-to-date return is based on the change in NAV (effect of dividends reinvested not included) for the period November 1, 2012, through November 30, 2012.

**The 5 year average annual total return is based on change in NAV only (no dividends reinvested) and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

REAVES UTILITY INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On January 16, 2013, the Reaves Utility Income Fund (NYSE MKT: UTG) (the Fund ), a closed-end sector fund, paid a monthly distribution on its common stock of $0.13125 per share to shareholders of record at the close of business on December 31, 2012.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.09257	70.53%
Net Realized Short-Term Capital Gain	0.00606	4.62%
Net Realized Long-Term Capital Gain	0.03262	24.85%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.13125	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.27493	69.82%
Net Realized Short-Term Capital Gain	0.02389	6.07%
Net Realized Long-Term Capital Gain	0.09493	24.11%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.39375	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share ( NAV ), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2012 through 12/31/2012)
Annualized Distribution Rate as a Percentage of NAV^	9.78%
Cumulative Distribution Rate on NAV^	1.63%
Cumulative Total Return on NAV*	-6.08%

Average Annual Total Return on NAV for the 5 Year Period Ending 12/31/2012**	-3.28%

^ Based on the Fund’s NAV as of December 31, 2012.

*Cumulative fiscal year-to-date return is based on the change in NAV (effect of dividends reinvested not included) for the period November 1, 2012, through December 31, 2012.

**The 5 year average annual total return is based on change in NAV only (no dividends reinvested) and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

REAVES UTILITY INCOME FUND	1290 Broadway
(NYSE MKT: UTG)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	800-644-5571

FOR IMMEDIATE RELEASE

March 28, 2013

REAVES UTILITY INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On March 28, 2013, the Reaves Utility Income Fund (NYSE MKT: UTG) (the “Fund” ), a closed-end sector fund, paid a monthly distribution on its common stock of $0.13125 per share to shareholders of record at the close of business on March 18, 2013.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.10838	82.57%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.02287	17.43%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.13125	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.51456	78.41%
Net Realized Short-Term Capital Gain	0.02389	3.64%
Net Realized Long-Term Capital Gain	0.11780	17.95%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.65625	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The

Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share ( NAV ), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2012 through 2/28/2013)
Annualized Distribution Rate as a Percentage of NAV^	7.68%
Cumulative Distribution Rate on NAV^	2.53%
Cumulative Total Return on NAV*	1.29%

Average Annual Total Return on NAV for the 5 Year Period Ending 2/28/2013**	-0.97%

^ Based on the Fund’s NAV as of February 28, 2013.

*Cumulative fiscal year-to-date return is based on the change in NAV (effect of dividends reinvested not included) for the period November 1, 2012, through February 28, 2013.

**The 5 year average annual total return is based on change in NAV only (no dividends reinvested) and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

REA000249 3/28/14

REAVES UTILITY INCOME FUND	1290 Broadway
(NYSE MKT: UTG)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	800-644-5571

FOR IMMEDIATE RELEASE

April 30, 2013

REAVES UTILITY INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On April 30, 2013, the Reaves Utility Income Fund (NYSE MKT: UTG) (the Fund ), a closed-end sector fund, paid a monthly distribution on its common stock of $0.13125 per share to shareholders of record at the close of business on April 19, 2013.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.09004	68.60%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.04121	31.40%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.13125	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)%
Net Investment Income	0.60460	76.78%
Net Realized Short-Term Capital Gain	0.02389	3.03%
Net Realized Long-Term Capital Gain	0.15901	20.19%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.78750	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2012 through 3/31/2013)
Annualized Distribution Rate as a Percentage of NAV^	6.96%
Cumulative Distribution Rate on NAV^	2.88%
Cumulative Total Return on NAV*	6.63%

Average Annual Total Return on NAV for the 5 Year Period Ended 3/31/2013**	2.09%

^ Based on the Fund’s NAV as of March 31, 2013.

*Cumulative fiscal year-to-date return is based on the change in NAV (effect of dividends reinvested not included) for the period November 1, 2012, through March 31, 2013.

**The 5 year average annual total return is based on change in NAV only (no dividends reinvested) and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

REAVES UTILITY INCOME FUND	1290 Broadway
(NYSE MKT: UTG)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	800-644-5571

FOR IMMEDIATE RELEASE

May 31, 2013

REAVES UTILITY INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On May 31, 2013, the Reaves Utility Income Fund (NYSE MKT: UTG) (the “Fund” ), a closed-end sector fund, paid a monthly distribution on its common stock of $0.13125 per share to shareholders of record at the close of business on May 17, 2013.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	%
Net Investment Income	0.09147	69.69%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.03978	30.31%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.13125	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)	%
Net Investment Income	0.69606	75.76%
Net Realized Short-Term Capital Gain	0.02389	2.60%
Net Realized Long-Term Capital Gain	0.19880	21.64%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.91875	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2012 through 4/30/2013)
Annualized Distribution Rate as a Percentage of NAV^	6.39%
Cumulative Distribution Rate on NAV^	3.17%
Cumulative Total Return on NAV*	12.94%

Average Annual Total Return on NAV for the 5 Year Period Ended 4/30/2013**	2.53%

^ Based on the Fund’s NAV as of April 30, 2013.

*Cumulative fiscal year-to-date return is based on the change in NAV (effect of dividends reinvested not included) for the period November 1, 2012, through April 30, 2013.

**The 5 year average annual total return is based on change in NAV only (no dividends reinvested) and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

REA000253 5/31/2014

REAVES UTILITY INCOME FUND	1290 Broadway
(NYSE MKT: UTG)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	800-644-5571

FOR IMMEDIATE RELEASE

July 31, 2013

REAVES UTILITY INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On July 31, 2013, the Reaves Utility Income Fund (NYSE MKT: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.13125 per share to shareholders of record at the close of business on July 18, 2013.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	%
Net Investment Income	0.06625	50.48%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.06500	49.52%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.13125	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)	%
Net Investment Income	0.89356	75.65%
Net Realized Short-Term Capital Gain	0.02389	2.02%
Net Realized Long-Term Capital Gain	0.26380	22.33%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	1.18125	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2012 through 6/30/2013)
Annualized Distribution Rate as a Percentage of NAV^	6.75%
Cumulative Distribution Rate on NAV^	4.47%
Cumulative Total Return on NAV*	2.88%

Average Annual Total Return on NAV for the 5 Year Period Ended 6/30/2013**	0.61%

^ Based on the Fund’s NAV as of June 30, 2013.

*Cumulative fiscal year-to-date return is based on the change in NAV (effect of dividends reinvested not included) for the period November 1, 2012, through June 30, 2013.

**The 5 year average annual total return is based on change in NAV only (no dividends reinvested) and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

REA000257 exp 07/31/14

REAVES UTILITY INCOME FUND	1290 Broadway
(NYSE MKT: UTG)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	800-644-5571

FOR IMMEDIATE RELEASE

October 23, 2013

REAVES UTILITY INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On September 30, 2013, the Reaves Utility Income Fund (NYSE MKT: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.13125 per share to shareholders of record at the close of business on September 20, 2013.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.13125	100.00%
Total (per common share)	0.13125	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)	%
Net Investment Income	1.02481	70.98%
Net Realized Short-Term Capital Gain	0.02389	1.66%
Net Realized Long-Term Capital Gain	0.26380	18.27%
Return of Capital or other Capital Source	0.13125	9.09%
Total (per common share)	1.44375	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2012 through 8/31/2013)
Annualized Distribution Rate as a Percentage of NAV^	6.69%
Cumulative Distribution Rate on NAV^	5.57%
Cumulative Total Return on NAV*	1.05%

Average Annual Total Return on NAV for the 5 Year Period Ended 8/31/2013**	1.56%

^ Based on the Fund’s NAV as of August 31, 2013.

*Cumulative fiscal year-to-date return is based on the change in NAV (effect of dividends reinvested not included) for the period November 1, 2012, through August 31, 2013.

**The 5 year average annual total return is based on change in NAV only (no dividends reinvested) and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

REA000261 9/30/14

REAVES UTILITY INCOME FUND	1290 Broadway
(NYSE MKT: UTG)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	800-644-5571

FOR IMMEDIATE RELEASE

October 31, 2013

REAVES UTILITY INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On October 31, 2013, the Reaves Utility Income Fund (NYSE MKT: UTG) (the Fund ), a closed-end sector fund, paid a monthly distribution on its common stock of $0.13125 per share to shareholders of record at the close of business on October 22, 2013.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	%
Net Investment Income	0.07324	55.80%
Net Realized Short-Term Capital Gain	0.01001	7.62%
Net Realized Long-Term Capital Gain	0.04800	36.58%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.13125	100.00%

Fiscal Year-to-Date Cumulative Distributions from:
	Per Share ($)	%
Net Investment Income	1.09805	69.72%
Net Realized Short-Term Capital Gain	0.03390	2.15%
Net Realized Long-Term Capital Gain	0.31180	19.80%
Return of Capital or other Capital Source	0.13125	8.33%
Total (per common share)	1.57500	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2012 through 9/30/2013)
Annualized Distribution Rate as a Percentage of NAV^	6.48%
Cumulative Distribution Rate on NAV^	5.93%
Cumulative Total Return on NAV*	3.55%

Average Annual Total Return on NAV for the 5 Year Period Ended 9/30/2013**	5.84%

^ Based on the Fund’s NAV as of September 30, 2013.

*Cumulative fiscal year-to-date return is based on the change in NAV (effect of dividends reinvested not included) for the period November 1, 2012, through September 30, 2013.

**The 5 year average annual total return is based on change in NAV only (no dividends reinvested) and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

REA000262 exp 10/31/14